Long-Term Prepaid Expenses	6 Months Ended
Jun. 30, 2026
Long-Term Prepaid Expenses [Abstract]
LONG-TERM PREPAID EXPENSES

7. LONG-TERM PREPAID EXPENSES

In November 2022, the Company entered into an agreement with a third party. The agreement conveys the Company the right to use a piece of designated land (“Land Use Rights”) and the right to use certain public infrastructures within the industrial zones, for a period of 45 years maturing in October 2067. Pursuant to the agreement, the third party charged a total fee of $1.4 million for the Land Use Rights, which was accounted for as an operating lease right-of-use asset (Note 8), and a total fee of $8.2 million for the public infrastructures, respectively. As of December 31, 2023, the Company fully paid the service fees.

Because these public infrastructures were shared among all lessees in the industrial zone, the Company has no rights to obtain substantially all of the economic benefits from this public infrastructure. The Company recorded the total public infrastructure service fee as long-term prepaid expenses, and amortized the long-term prepaid expenses over 45 years in straight-line method.

Long-term prepaid expenses were comprised of the following:

	June 30, 2026	December 31, 2025
Prepaid expenses for public infrastructure	$7,345,901	$7,351,489
Less: accumulated amortization	(598,555)	(517,327)
Total	$6,747,346	$6,834,162

For the three months ended June 30, 2026 and 2025, the amortization expenses for long-term prepaid expenses were $40,779 and $41,324, respectively. For the six months ended June 30, 2026 and 2025, the amortization expenses for long-term prepaid expenses were $81,811 and $83,575, respectively.